Exhibit 99.3

Monthly Operating Report

CASH BASIS

CASE NAME:	In re: YUMA EXPLORATION & PRODUCTION COMPANY, INC.,

CASE NUMBER:	Case No. 20-41456-11

JUDGE:	Mark X. Mullin

UNITED STATES BANKRUPTCY COURT

NORTHERN & EASTERN DISTRICTS OF

TEXAS REGION 6

MONTHLY OPERATING REPORT

MONTH ENDING:	May	2020
	MONTH	YEAR

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (CASH BASIS-1 THROUGH CASH BASIS-6) AND THE ACCOMPANYING ATTACHMENTS AND,

TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT, AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY) IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:
Chief Restructuring Officer
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY	TITLE

Anthony C. Schnur	6/19/2020
PRINTED NAME OF RESPONSIBLE PARTY	DATE

PREPARER:
Controller
ORIGINAL SIGNATURE OF PREPARER	TITLE

Kimberly Thomen	6/19/2020
PRINTED NAME OF PREPARER	DATE

Monthly Operating Report

CASH BASIS-1

CASE NAME:	In re: YUMA EXPLORATION & PRODUCTION COMPANY, INC.,

CASE NUMBER:	Case No. 20-41456-11

CASH RECEIPTS AND DISBURSEMENTS	Apr-20	May-20	MONTH	MONTH

1. CASH - BEGINNING OF MONTH	$(39,396.90)	$245,354.08	$(2,988.76)	$(2,988.76)
RECEIPTS
2. CASH SALES	$295,878.59	$130,355.42
3. ACCOUNTS RECEIVABLE COLLECTIONS	$-	$8,764.32
4. LOANS AND ADVANCES	$-	$-
5. SALE OF ASSETS	$-	$-
6. LEASE & RENTAL INCOME	$-	$-
7. WAGES	$-	$-
8. OTHER (ATTACH LIST)	$-	$22,391.69
9. TOTAL RECEIPTS	$295,878.59	$161,511.43	$-	$-
DISBURSEMENTS
10. NET PAYROLL	$-	$-
11. PAYROLL TAXES PAID	$-	$-
12. SALES,USE & OTHER TAXES PAID	$-	$-
13. INVENTORY PURCHASES	$-	$-
14. MORTAGE PAYMENTS	$-	$-
15. OTHER SECURED NOTE PAYMENTS	$-	$-
16. RENTAL & LEASE PAYMENTS	$-	$-
17. UTILITIES	$638.00	$-
18. INSURANCE	$-	$-
19. VEHICLE EXPENSES	$-	$-
20. TRAVEL	$-	$-
21. ENTERTAINMENT	$-	$-
22. REPAIRS & MAINTENANCE	$10,489.61	$44,758.83
23. SUPPLIES	$-	$-
24. ADVERTISING	$-	$-
25. HOUSEHOLD EXPENSES	$-	$-
26. CHARITABLE CONTRIBUTIONS	$-	$-
27. GIFTS	$-	$-
28. OTHER (ATTACH LIST)	$-	$365,095.44
29. TOTAL ORDINARY DISBURSEMENTS	$11,127.61	$409,854.27	$-	$-
REORGANIZATION EXPENSES
30. PROFESSIONAL FEES	$-	$-
31. U.S. TRUSTEE FEES	$-	$-
32. OTHER (ATTACH LIST)	$-	$-
33. TOTAL REORGANIZATION EXPENSES	$-	$-	$-	$-
34. TOTAL DISBURSEMENTS	$11,127.61	$409,854.27	$-	$-
35. NET CASH FLOW	$284,750.98	$(248,342.84)	$-	$-
36. CASH - END OF MONTH	$245,354.08	$(2,988.76)	$(2,988.76)	$(2,988.76)

Notes:

(1) Negative cash amount reflective of zero balance method used by Yuma to manage bank accounts

Monthly Operating Report

CASH BASIS-1A

2020

CASE NAME:	In re: YUMA EXPLORATION & PRODUCTION COMPANY, INC.,

CASE NUMBER:	Case No. 20-41456-11

CASH DISBURSEMENTS DETAIL	MONTH:	May

CASH DISBURSEMENTS
DATE	PAYEE	PURPOSE	AMOUNT

TOTAL CASH DISBURSEMENTS			$-

BANK ACCOUNT DISBURSEMENTS
CK#	DATE	PAYEE	PURPOSE	AMOUNT
A/P 50120	05/01/20	Cornwell Well Services	Critical Vendor		$6,149.00
A/P 50720	05/07/20	DEMCO	Critical Vendor		$2,780.00
51220	05/12/20	Cornwell Well Services	Critical Vendor		$5,160.00
51820	05/18/20	Total Pump & Supply LLC	Critical Vendor		$1,153.11
52720	05/27/20	Cornwell Well Services	Critical Vendor		$8,712.00
52820	05/28/20	DEMCO	Critical Vendor		$7.99
512201	05/12/20	Forefront Emergency Management	Critical Vendor		$4,000.00
512202	05/12/20	Basin Chemical Solutions, LLC	Critical Vendor		$1,560.73
A/P 53005	05/09/20	Dunlap Specialty, Inc	Critical Vendor		$200.00
A/P 53004	05/09/20	Reliable Operating Services Inc.	Critical Vendor		$4,200.00
A/P 53002	05/09/20	Knapp's Pumping Services	Critical Vendor		$6,000.00
A/P 53003	05/09/20	Masters Creek Operator Services	Critical Vendor		$2,400.00
A/P 53006	05/27/20	Reliable Operating Services Inc.	Critical Vendor		$2,400.00
A/P 53001	05/08/20	LA Dept of Natural Resources	Critical Vendor		$36.00
N/A	Various	Internal Transfer	Internal Transfer		$365,095.44

	TOTAL BANK ACCOUNT DISBURSEMENTS				$409,854.27

TOTAL DISBURSEMENTS FOR THE MONTH				$409,854.27

(1)	Internal transfers from master bank account are a product of Yuma cash management system.
(2)	Internal transfer includes transfer of $800 in petty cash to conform with reonciled records.

Monthly Operating Report

CASH BASIS-2

CASE NAME:	In re: YUMA EXPLORATION & PRODUCTION COMPANY, INC.,

CASE NUMBER:	Case No. 20-41456-11

BANK RECONCILIATIONS		Acct #1	Acct #2	Acct #3
A.	BANK:	Legacy Texas	Legacy Texas	Legacy Texas	TOTAL
B.	ACCOUNT NUMBER:	9597	9605	9613
C.	PURPOSE (TYPE):	Master Acct	Rev Dist Acct	Op Acct
1.	BALANCE PER BANK STATEMENT	$-	$-	$2,436.00	$2,436.00
2.	ADD: TOTAL DEPOSITS NOT CREDITED	$747.29	$-	$143,643.04	$144,390.33
3.	SUBTRACT: OUTSTANDING CHECKS	$4,196.50	$-	$145,618.59	$149,815.09
4.	OTHER RECONCILING ITEMS	$-	$-	$-	$-
5.	MONTH END BALANCE PER BOOKS	$(3,449.21)	$-	$460.45	$(2,988.76)
6.	NUMBER OF LAST CHECK WRITTEN	277597	Rev 170985	A/P 731190

INVESTMENT ACCOUNTS
	DATE OF PURCHASE	TYPE OF INSTRUMENT	PURCHASE PRICE	CURRENT VALUE
BANK, ACCOUNT NAME & NUMBER
7.
8.
9.
10.
11. TOTAL INVESTMENTS			$-	$-

CASH
12. CURRENCY ON HAND	$-

13. TOTAL CASH - END OF MONTH	$(2,988.76)

(1)

In April 2020, Yuma Energy was informed that it's primary banking institution, Legacy Texas, would close Yuma's accounts effective May 29, 2020. Even though Legacy Texas would be merging with Prosperity Bank on June 8, 2020, Prosperity Bank was not willing to accommodate Yuma Energy's DIP bank accounts. Yuma was required to seek a new banking institution willing to open DIP accounts for Yuma. Allegiance Bank agreed to open accounts for Yuma and subsidiaries on 5/26/20, with the accounts fully opened on 5/29/2020. The Yuma Companies Inc. opened account 100412237 with Allegiance Bank and transferred all funds from Davis Petroleum and Yuma E&P to the new The Yuma Companies DIP account.

(2)	Petty cash moved to Yuma Companies Inc. to better reflect accounting records

Monthly Operating Report

CASH BASIS-3

CASE NAME:	In re: YUMA EXPLORATION & PRODUCTION COMPANY, INC.,

CASE NUMBER:	Case No. 20-41456-11

ASSETS OF THE ESTATE
SCHEDULE "A" REAL PROPERTY	SCHEDULE AMOUNT	Apr-20	May-20	MONTH

1. Total Current Assets		$1,831,255.35	$1,683,149.01
2. Net Oil and Gas Properties		$10,576,795.10	$10,581,887.88
3. Total Other Assets		$29,980.01	$29,980.01
4. OTHER (ATTACH LIST)	$10,576,795.09	$-	$-
5. TOTAL REAL PROPERTY ASSETS	$10,576,795.09	$12,438,030.46	$12,295,016.90	$-
SCHEDULE "B" PERSONAL PROPERTY
1. CASH ON HAND
2. CHECKING, SAVINGS, ETC.
3. SECURITY DEPOSITS
4. HOUSEHOLD GOODS
5. BOOKS, PICTURES, ART
6. WEARING APPAREL
7. FURS AND JEWELRY
8. FIREARMS & SPORTS EQUIPMENT
9. INSURANCE POLICIES
10. ANNUITIES
11. EDUCATION
12. RETIREMENT & PROFIT SHARING
13. STOCKS
14. PARTNERSHIPS & JOINT VENTURES
15. GOVERNMENT & CORPORATE BONDS
16. ACCOUNTS RECEIVABLE
17. ALIMONY
18. OTHER LIQUIDATED DEBTS
19. EQUITABLE INTERESTS
20. CONTINGENT INTERESTS
21. OTHER CLAIMS
22. PATENTS & COPYRIGHTS
23. LICENSES & FRANCHISES
24. CUSTOMER LISTS
25. AUTOS, TRUCKS & OTHER VEHICLES
26. BOATS & MOTORS
27. AIRCRAFT
28. OFFICE EQUIPMENT
29. MACHINERY, FIXTURES & EQUIPMENT
30. INVENTORY
31. ANIMALS
32. CROPS
33. FARMING EQUIPMENT
34. FARM SUPPLIES
35. OTHER (ATTACH LIST)	$1,362,736.99
36. TOTAL PERSONAL PROPERTY ASSETS	$1,362,736.99	$-	$-	$-
37. TOTAL ASSETS	$11,939,532.08	$12,438,030.46	$12,295,016.90	$-

Monthly Operating Report

CASH BASIS-4

CASE NAME:	In re: YUMA EXPLORATION & PRODUCTION COMPANY, INC.,

CASE NUMBER:	Case No. 20-41456-11

MONTH:	May

LIABILITIES OF THE ESTATE
PREPETITION LIABILITIES	SCHEDULE AMOUNT	PAYMENTS
1. SECURED	$2,250,000.00
2. PRIORITY	$1,560,403.10
3. UNSECURED	$7,796,838.51
4. OTHER (ATTACH LIST)	$-
5. TOTAL PREPETITION LIABILITIES	$11,607,241.61	$-

POSTPETITION LIABILITIES	DATE INCURRED	AMOUNT OWED	DUE DATE	AMOUNT PAST DUE
1. FEDERAL INCOME TAXES
2. FICA/MEDICARE
3. STATE TAXES
4. REAL ESTATE TAXES
5. OTHER TAXES (ATTACH LIST)
6. TOTAL TAXES		$-		$-
OTHER POSTPETITION LIABILITIES INCLUDING TRADE CREDITORS (LIST NAMES OF CREDITORS)
7. Archrock Partners	05/01/20	$13,518.52	06/01/20	$-
8. Hilcorp Energy Company	05/26/20	$5,086.13	06/26/20	$-
9. Cornwell Well Services	04/21/20	$8,800.00	05/21/20	$8,800.00
10. Cox Gathering LLC	05/27/20	$8,326.93	06/27/20	$-
11. Archrock Partners	05/01/20	$7,517.55	06/01/20	$-
12. St. Bernard Well Service, LLC	04/30/20	$7,298.64	05/30/20	$7,298.64
13. St. Bernard Well Service, LLC	04/24/20	$6,082.20	05/24/20	$6,082.20
14. CIMA Energy, LP	05/27/20	$5,241.24	06/27/20	$-
15. Masters Creek Operator Service	05/01/20	$2,400.00	06/01/20	$-
16. Forefront Emergency Management	05/11/20	$2,000.00	06/11/20	$-
17. Reliable Operating Services, I	05/01/20	$1,800.00	06/01/20	$-
18. T & A Services of Breaux Bridg	04/17/20	$1,560.00	05/17/20	$1,560.00
19. DEMCO	05/15/20	$1,252.50	05/30/20	$1,252.50
20. Basin Chemical Solutions, LLC	04/17/20	$1,067.69	05/17/20	$1,067.69
21. DEMCO	04/30/20	$694.00	05/30/20	$694.00
22. Kaiser-Francis Oil Co.	05/20/20	$535.44	06/19/20	$-
23. T & A Services of Breaux Bridg	05/12/20	$500.00	06/12/20	$-
24. T & A Services of Breaux Bridg	05/21/20	$500.00	06/21/20	$-
25. Dunlap Specialty, Inc	05/27/20	$400.00	06/27/20	$-
26. Gulfport MidCon LLC	06/04/20	$342.94	07/04/20	$-
27. St. Bernard Well Service, LLC	04/30/20	$295.02	05/30/20	$295.02
28. Premier Pump & Supply, Inc.	05/29/20	$268.03	06/29/20	$-
29. (IF ADDITIONAL ATTACH LIST)	4/21 - 5/29	$(1,668.97)	5/22 - 7/4	$302.53
30. TOTAL OF LINES 7 - 29		$73,817.86		$27,352.58
31. TOTAL POSTPETITION LIABILITIES		$73,817.86		$27,352.58

Monthly Operating Report

CASH BASIS-4A

CASE NAME:	In re: YUMA EXPLORATION & PRODUCTION COMPANY, INC.,

CASE NUMBER:	Case No. 20-41456-11

MONTH:	May

ACCOUNTS RECEIVABLE AGING
	SCHEDULE AMOUNT	Apr-20	May-20	MONTH

1. 0 - 30	$402,602.34	$402,602.34	$1,341,953.45
2. 31 - 60	$-	$(89,228.83)	$51,685.52
3. 61 - 90	$-	$(616,182.52)	$32,490.92
4. 91 +	$2,033,027.71	$2,033,027.71	$363,827.08
5. TOTAL ACCOUNTS RECEIVABLE	$2,435,630.05	$1,730,218.70	$1,789,956.97	$-
6. AMOUNT CONSIDERED UNCOLLECTIBLE	$1,528,085.07	$822,673.72	$822,673.72
7. ACCOUNTS RECEIVABLE (NET)	$907,544.98	$907,544.98	$967,283.25	$-

AGING OF POSTPETITION TAXES AND PAYABLES
	0 - 30 DAYS	31-60 DAYS	90+ DAYS	Total
TAXES PAYABLE
1. FEDERAL				$-
2. STATE				$-
3. LOCAL				$-
4. OTHER (ATTACH LIST)				$-
5. TOTAL TAXES PAYABLE	$-	$-	$-	$-

6. ACCOUNTS PAYABLE	$47,736.78	$26,081.08	$-	$73,817.86

STATUS OF POSTPETITION TAXES FEDERAL
	BEGINNING TAX LIABILITY	AMOUNT WITHHELD OR ACCRUED	AMOUNT PAID	ENDING TAX LIABILITY
1. WITHHOLDING				$-
2. FICA-EMPLOYEE				$-
3. FICA-EMPLOYER				$-
4. UNEMPLOYMENT				$-
5. INCOME				$-
6. OTHER (ATTACH LIST)				$-
7. TOTAL FEDERAL TAXES	$-	$-	$-	$-
STATE AND LOCAL				$-
8. WITHHOLDING				$-
9. SALES				$-
10. EXCISE				$-
11. UNEMPLOYMENT				$-
12. REAL PROPERTY				$-
13. PERSONAL PROPERTY				$-
14. OTHER (ATTACH LIST)				$-
15. TOTAL STATE & LOCAL	$-	$-	$-	$-
16. TOTAL TAXES	$-	$-	$-	$-

Monthly Operating Report

CASH BASIS-5

CASE NAME:	In re: YUMA EXPLORATION & PRODUCTION COMPANY, INC.,

CASE NUMBER:	Case No. 20-41456-11

MONTH:	May

PAYMENTS TO INSIDERS AND PROFESSIONALS

INSIDERS
NAME	TYPE OF PAYMENT	AMOUNT PAID	TTL PD TO DATE
1.
2.
3.
4.
5.
TOTAL PAYMENTS TO INSIDERS		$-	$-

PROFESSIONALS
NAME	DATE OF COURT ORDER AUTHORIZING PAYMENT	AMOUNT APPROVED	AMOUNT PAID	TTL PAID TO DATE	TOTAL INCURRED & UNPAID
1.
2.
3.
4.
5.
TOTAL PAYMENTS TO PROFESSIONALS		$-	$-	$-	$-

POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS

NAME OF CREDITOR	SCHEDULED MONTHLY PAYMENTS DUE	AMOUNTS PAID DURING MONTH	TOTAL UNPAID POST- PETITION
1.
2.
3.
4.
5.
6. TOTAL	$-	$-	$-

Monthly Operating Report

CASH BASIS-6

2020

CASE NAME:	In re: YUMA EXPLORATION & PRODUCTION COMPANY, INC.,

CASE NUMBER:	Case No. 20-41456-11

MONTH:	May

QUESTIONNAIRE
	YES	NO
1. HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?		X
2. HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?		X
3. ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES OR LOANS) DUE FROM RELATED PARTIES?		X
4. HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS REPORTING PERIOD?		X
5. HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY PARTY?		X
6. ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?		X
7. ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?		X
8. ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?		X
9. ARE ANY OTHER POSTPETITION TAXES PAST DUE?		X
10. ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?	X
11. HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?		X
12. ARE ANY WAGE PAYMENTS PAST DUE?		X

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES"; PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

Agreed that payments would be made at sale closing, and sale closing has been delayed.

INSURANCE
	YES	NO
1. ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER NECESSARY INSURANCE COVERAGES IN EFFECT?	X
2. ARE ALL PREMIUM PAYMENTS PAID CURRENT?	X
3. PLEASE ITEMIZE POLICIES BELOW

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO" OR IF ANY POLICIES HAVE BEEN CANCELED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSTALLMENT PAYMENTS
TYPE OF POLICY	CARRIER	PERIOD COVERED	PAYMENT AMOUNT & FREQUENCY

Balance Sheet - Yuma Exploration & Production

As of 5/31/2020

Assets		Liabilities and Equity
Cash and cash equivalents	$(2,989)	Current maturities-bank debt	$-
Trade receivables	1,789,957	Notes payable- short term	(753)
Joint venture partner rec	143,358	Current maturities-other	241,104
Oil and gas revenue	297,408	Current maturities debt	$240,351
Allowance - trade A/R	(822,674)
Officers and employees	-	Accounts payable - trade	$1,588,067
Other	35,320	Accounts payable - officer	-
Allowance - other A/R	-	JV Partner Advances	150,003
Prepaids	242,769	Oil & gas distribution payable	3,439,758
Deferred charges and other	-	Intercompany advances, net	10,955,696
Total Current Assets	$1,683,149	Accounts payable	$16,133,523
Property and Equipment		Other deferred credits	$-
Not subject to amortization	$(520,065)	Short term lease liability	-
Subject to amortization	62,356,973	Asset retirement obligations	90,338
Depletion	(51,255,020)	Accrued expenses and other	163,332
Net Oil and Gas Properties	$10,581,888	Total Current Liabilities	$16,627,545
Construction in progress	$-	Bank debt	$-
Other property and equipment Aksum DD&A other prop	- -	Total Long-Term Debt	$-
Net Other Property	$-	Other Long-Term Liabilities Asset retirement obligation	$6,115,951
Other Assets		Long term lease liability	-
Receivables from affiliate Investment in subs & prtnshp Deposits	$(20) - 30,000	Deferred rent credit Restricted stock units Other	- - -
Operating right-of-use leases Public offering costs	- -	Total Other Long-Term Liabilities	$6,115,951
Other assets	-	Total Liabilities	$22,743,495
Total Other Assets	$29,980	Equity
Total Assets	$12,295,017	Common stock Preferred stock Capital in excess of par	$ - - 48,826,283
		Distributions	$(4,168,897)
		Retained earnings	(51,743,736)
		Current period income(loss) Preferred stock accretion	(3,362,129) -
		Retained earnings	$(59,274,762)
		Treasury stock, at cost	$-
		Total Equity	$(10,448,479)
		Total Liabilities and Equity	$12,295,017

Balance Sheet - YE&P

Yuma Exploration and Production - Post Petition Accounts Payable

As of 5/31/2020

Invoice Date	Due Date	Vendor	Invoice Number	Net Value
05/01/20	06/01/20	Archrock Partners	41651947	13,518.52
05/26/20	06/26/20	Hilcorp Energy Company	S20200410005	5,086.13
04/21/20	05/21/20	Cornwell Well Services	20371	8,800.00
05/27/20	06/27/20	Cox Gathering LLC	APRIL20-B	8,326.93
05/01/20	06/01/20	Archrock Partners	41656052	7,517.55
04/30/20	05/30/20	St. Bernard Well Service, LLC	9959	7,298.64
04/24/20	05/24/20	St. Bernard Well Service, LLC	9958	6,082.20
05/27/20	06/27/20	CIMA Energy, LP	420-104713-B	5,241.24
05/01/20	06/01/20	Masters Creek Operator Service	042020-A	2,400.00
05/11/20	06/11/20	Forefront Emergency Management	4-09303Y	2,000.00
05/01/20	06/01/20	Reliable Operating Services, I	223-A	1,800.00
04/17/20	05/17/20	T & A Services of Breaux Bridg	6291	1,560.00
05/15/20	05/30/20	DEMCO	205-184356B	1,252.50
04/17/20	05/17/20	Basin Chemical Solutions, LLC	BCS-4664	1,067.69
04/30/20	05/30/20	DEMCO	2005-190161B	694.00
05/20/20	06/19/20	Kaiser-Francis Oil Co.	2004-0958800	535.44
05/12/20	06/12/20	T & A Services of Breaux Bridg	6311	500.00
05/21/20	06/21/20	T & A Services of Breaux Bridg	6319	500.00
05/27/20	06/27/20	Dunlap Specialty, Inc	115	400.00
06/04/20	07/04/20	Gulfport MidCon LLC	202005-00479	342.94
04/30/20	05/30/20	St. Bernard Well Service, LLC	9962-A	295.02
05/29/20	06/29/20	Premier Pump & Supply, Inc.	31909	268.03
05/29/20	06/29/20	Premier Pump & Supply, Inc.	31910	256.68
04/27/20	05/27/20	Dunlap Specialty, Inc	114-A	200.00
05/29/20	06/29/20	Premier Pump & Supply, Inc.	31911	95.31
05/07/20	05/22/20	DEMCO	178814-MAY-A	86.50
05/18/20	06/18/20	Range Louisiana Operating, LLC	20040285	51.87
05/20/20	07/04/20	All Phase Electrical Svc., Inc	20-05-042	45.00
05/20/20	07/04/20	All Phase Electrical Svc., Inc	20-05-043	45.00
05/20/20	07/04/20	All Phase Electrical Svc., Inc	20-05-044	45.00
05/20/20	07/04/20	All Phase Electrical Svc., Inc	20-05-045	45.00
05/20/20	07/04/20	All Phase Electrical Svc., Inc	20-05-046	45.00
04/21/20	06/05/20	All Phase Electrical Svc., Inc	20-04-043-A	22.50
04/21/20	06/05/20	All Phase Electrical Svc., Inc	20-04-043-B	22.50
04/21/20	06/05/20	All Phase Electrical Svc., Inc	20-04-044-B	22.50
05/18/20	06/18/20	Southwest Royalties, Inc.	RIB08346	14.19
04/27/20	05/27/20	Jeff Davis Electric Coop	41520	11.59
04/30/20	05/30/20	Tampnet Inc	4302020	4.44
05/20/20	06/20/20	White Oak Operating Co LLC	YUM001042000	3.10
05/08/20	06/08/20	PetroQuest Energy, LLC	YUM001042000	(2,685.15)
Total				$73,817.9

Accounts Payable - YE&P